Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J. C. Penney Company, Inc. (the “Company”) on Form 10-Q for the period ended August 4, 2018 (the “Report”), I, Michael Robbins, Executive Vice President, Private Brands and Supply Chain and Member of the Office of the CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 5, 2018

/s/ Michael Robbins
Michael Robbins
Executive Vice President, Private Brands and Supply Chain and Member of the Office of the CEO